Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

In connection with the Quarterly Report of JMAR Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), C. Neil Beer, Chief Executive Officer of the Company and I. Michael Sweatman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ C. Neil Beer

C. Neil Beer
Chief Executive Officer

By: /s/ I. Michael Sweatman

I. Michael Sweatman
Chief Financial Officer

August 28, 2007